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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): September 30, 1998







                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                    333-43091                13-3836437
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(State or Other Jurisdiction        (Commission            (I.R.S. Employer
   of Incorporation)                 File Number)          Identification No.)

  245 Park Avenue
  New York, New York                                             10167
  ---------------------                                       ----------
  (Address of Principal                                       (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
                                                   ----- --------

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Item 5.  Other Events.
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Filing of Pooling and Servicing Agreement and MBIA Insurance Corporation Policy
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     In connection with the offering of the Champion Home Equity Loan Trust
1998-1 Home Equity Loan Asset-Backed Certificates, Series 1998-1, on September 30, 1998, Bear Stearns Asset Backed Securities, Inc. (the "Depositor") entered into a Pooling and Servicing Agreement dated as of September 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Champion Mortgage Co., Inc., as seller and servicer, and Harris Trust and Savings Bank, as trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.

     The Depositor is filing the certificate guaranty insurance policy which was issued by MBIA Insurance Corporation (the "Policy") in connection with Champion Home Equity Loan Trust 1998-1 Home Equity Loan Asset-Backed Certificates, Series 1998-1. The Policy is attached hereto as Exhibit 10.





Item 7.  Financial Statements, Pro Forma Financial
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              (c)      Exhibits

                       The following are filed herewith. The exhibit
              numbers correspond with Item 601(b) of Regulations S-K.

                       Exhibit No.           Description
                       -----------           -----------

                              10             MBIA Insurance Corporation Policy

                              99             Pooling and Servicing Agreement





                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BEAR STEARNS ASSET BACKED
                                          SECURITIES, INC.



                                        By:  /s/ Matthew E. Perkins
                                            --------------------------
                                             Name:  Matthew E. Perkins
                                             Title: Vice President



Dated:  October 14, 1998





Exhibit Index
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Exhibit                                                                   Page
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10

99